SEMI-ANNUAL REPORT

                                (HOMESTATE LOGO)

                                  MUTUAL FUNDS

                               DECEMBER 31, 1999

                             www.homestatefunds.com

                              THE HOME STATE GROUP

                     WELCOME TO THE HOMESTATE MUTUAL FUNDS
                     -------------------------------------

HomeState offers three mutual funds: The Pennsylvania (PA) Growth Fund, The Select Banking and Finance Fund and The Select Technology Fund. The Funds offer investors a unique investment strategy aimed at pursuing long-term growth: what we call "The HomeState Advantage."

                           IN-DEPTH, ON-SITE RESEARCH
                           --------------------------

HomeState's own in-house team of research analysts believes in a common-sense, fundamental approach to choosing investments. Whenever we can, we visit a company before investing, talking to its management and employees, as well as its suppliers, customers and competitors.

                       PROFESSIONAL PORTFOLIO MANAGEMENT
                       ---------------------------------

HomeState's chief investment officer, Kenneth G. Mertz II, CFA, has over twenty years' experience in the money management industry, including seven years as chief investment officer of a $12 billion public pension fund. Ken has managed portfolios in both "up" and "down" markets and this experience guides him as he seeks to actively reduce risk.

                        UNIQUE INVESTMENT OPPORTUNITIES
                        -------------------------------

HomeState's mutual funds each focus on areas we feel are largely ignored by other institutional money managers:

               - companies based in our home state of Pennsylvania,
               - companies involved in the technology sector,
               - smaller-sized banking & financial services companies.

(HOMESTATE PENNSYLVANIA GROWTH FUND LOGO)

               Invests a minimum 65% of its assets in companies headquartered or with significant operations in the Commonwealth of Pennsylvania.

(HOMESTATE BANKING AND FINANCE FUND LOGO)

               Invests a minimum 65% of its assets in companies in the banking and financial services industries, with a focus on smaller companies in the Mid-Atlantic states.

(HOMESTATE THE Y2K FUND LOGO)

               Invests a minimum 65% of its assets in companies in the technology sector (changed from The Year 2000 Fund to The Select Technology Fund on 2/29/00).

In-Depth, On-Site Research. Professional Portfolio Management. Unique Investment Opportunities. That's The HomeState Advantage.

  Funds that invest in a particular state or region, or in a specific industry, may involve a greater degree of risk than funds with a more diversified portfolio. Investing in smaller companies' stock can involve higher risk and increased volatility than larger stocks. This report contains information about the Funds' performance. Past performance is no guarantee of future results. An investment in the Funds will fluctuate in value so that your account, when redeemed, may be worth more or less than your original purchase price.

THE HOMESTATE GROUP
REPORT FROM MANAGEMENT

                                                               February 15, 2000

Dear Shareholder:

When I began working in the mutual fund industry in the mid 1980's, we would market our products with cute slogans made for public seminars like "It's not TIMING the market, it's TIME IN the market." Such thoughts are well heeded in the volatile markets of the new millennium.

The fact of the matter is that the Internet, extended trading hours, the integration of overseas markets and the general "what's hot on CNBC this hour" mentality of the marketplace has sped up the pace and increased the volatility of the U.S. stock markets. You will see, for example, that the portfolio turnover rates for our HomeState Funds have generally increased from levels of two and three years ago. Unfortunately, this quickened buying and selling has caused most individual investors to shorten their time horizons as well. Mutual fund industry sales are now reported on a weekly basis, with net inflows or outflows teetering back and forth based on the last few days of market action. Never focused far enough in the future to begin with, domestic investors are losing their last grasps at a long-term investment strategy. "Buy and Hold" has become "Buy and Hold the phone, I may sell."

Every investor needs to have a long-term strategy, one that weighs current resources and future needs. Every investor should regularly review their portfolio holdings, monitoring how specific holdings are measuring up to pre-stated goals. Most investors should have an investment professional at their side throughout this process. Ten thousand mutual funds is too many for any lone investor to sort though; tax strategies and the nuances of varied asset classes demand the resources and experience of a paid professional. In fact, an analyst with mutual fund industry tracker Morningstar told Bloomberg Business News, "I don't think anyone who has a day job can do enough research to produce a diversified portfolio on his or her own."

Our HomeState Funds should be viewed for the long-term as well, as our recent history suggests. On October 8, 1998, the PA Growth Fund hit a low of $8.21 (after a 2 for 1 split in late 1997), before climbing back to the $20 a share level (the Fund's net asset value stands at $21.83 as I write this letter. Please read the complete performance information appearing at the end of my letter and on pages 8, 10, and 12, and remember that past performance is not indicative of future results). On that day, the Fund experienced net outflows: more people took money out than put money in, a circumstance that continued as the Fund fought back up past the $9.00 a share mark and into the $10's (Today, the Fund again enjoys healthy inflows). And so, unfortunately, many investors missed the opportunity to buy the Fund at or near its 52-week lows. With a consistent, long-term strategy, however, an investor can maintain a steady hand through turbulent markets.

As an example, let's look at two possible investment strategies: (1) Someone who invested $10,000 into the PA Growth Fund on January 1, 1998, and held it until December 31, 1998; and (2) Someone who also invested $10,000 on January 1, 1998, but continued to hold their shares through December 31, 1999. We'll assume that each investor paid the Fund's maximum 4.75% sales charge and reinvested all capital gains distributions. How did they do?

INVESTOR #1 invested $10,000 on January 1, 1998, and saw the small-cap marketplace suffer one of its worst relative years ever. Disgusted, they redeemed on December 31, 1998, with an ending balance of only $8,383, or a loss for the year of 16.17%.

INVESTOR #2 invested the same $10,000 on January 1, 1998, and, despite their loss, decided to hold on, still owning their original investment on December 31, 1999 (They obviously attended one of my seminars in the mid-80's). At year-end 1999, their $10,000 had grown to $16,459 or an annualized 28.29% per year.

Obviously, 1999 was an extraordinary year and investors should not expect such growth on an ongoing basis. That said, 1998 was an extraordinary year, too, only in the opposite direction. And that's the point.

Successful investing means setting goals, sticking to your plan and seeking professional advice when needed. The bottom line is that investing for the long-term works. Despite the many ups and downs, bull and bear markets, corrections and recoveries, U.S. equity markets have risen substantially over the long-term. Investors should plan accordingly.

As for your HomeState Funds, the last year of the twentieth century was a good one. Total assets managed by the Funds' adviser, Emerald Advisers, Inc., topped $987 million at December 31, 1999 and crossed the $1 billion mark in early January, 2000. We welcome our many new clients and will work hard to provide you with "the HomeState Advantage" into the new millennium. We thank you for your support.

Sincerely,

/s/ Scott L. Rehr

Scott L. Rehr
President

ABOUT THE PERFORMANCE INFORMATION APPEARING IN THE LETTERS TO SHAREHOLDERS:

All performance information is presented on a total return basis unless otherwise noted and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate with market conditions so that shares may be worth more or less than their original cost when redeemed. Funds that invest in a particular industry or geographic region may involve a greater degree of risk than funds with a more diversified portfolio. All three HomeState Funds invest in the stocks of smaller-sized companies, which may involve higher risk and increased volatility than the stocks of larger companies. The Russell 2000
Index is an unmanaged index of domestic common stocks.   The Morningstar Small
Company Funds Average, the Morningstar Financial Funds Average and the Morningstar Technology Funds Average measure the performance returns of all mutual funds investing primarily in small company stocks, financial services company and technology company stocks, respectively. The Morningstar Small Company Funds Average included 709, 283 and 133 funds for the one year, five year and PA Growth Fund since inception periods ended December 31, 1999. The Morningstar Financial Funds Average includes 61 funds for the one year period ended December 31, 1999. The Morningstar Technology Funds Average includes 91 and 63 funds for the one year and the Select Technology Fund (formerly Year 2000
Fund) since inception periods ended December 31, 1999. Write or call for a free copy of the Funds' current prospectus, which contains more complete information including management fees, sales charges and other charges and expenses, and which you should read carefully before investing.

THE HOMESTATE GROUP
MARKET AND ECONOMIC REVIEW

                                                               February 15, 2000

Dear Shareholder:

                              THE TIDE HAS TURNED.

The move to growth stocks and small-cap stocks has been confirmed in the year-end results. Given a dramatic second-half rally in small-cap stocks culminating in a 4.7% rise during the last week of '99 and the millennium, the Russell 2000 outperformed the S&P 500 21.4% vs. 21.0% for the year. Growth stocks dominated the market in all cap sizes, even to the point of Barron's questioning the value approach of Warren Buffet.

Whether this is a small-cap rally or part of the technology rally is yet to be seen. Over 94% of the Russell 2000's gain in 1999 came from technology stocks and the bifurcated market is poised to continue in the year 2000. Extending last year's terrific run, small and mid-cap growth stocks will lead their market segments once again carrying their value stock brethren on their proverbial backs. Small-cap stock investors are finding two very different small stock experiences. The average small-cap growth fund has returned over 56% during the past 12 months, according to Lipper, Inc. Unfortunately, the typical small-cap value fund is less than 10%. This is the type of market in which stock pickers thrive and Emerald Advisers, Inc. (or Emerald), investment adviser to the HomeState Funds, has done just that, having amassed fourth quarter and annual results we are quite proud of and that you will find on the following pages.

The economic support underpinning the strength of this marketplace is two-fold,
earnings and productivity.   In the third quarter, the Russell 2000 companies
averaged over a 25% increase in earnings. For the fourth quarter, small cap stocks should exceed 20% growth. Technology exhibited the greatest growth, substantiating our overweighting in this sector in both the PA Growth Fund and Technology/Year 2000 Fund.

Productivity is still increasing. Corporate America has been increasing productivity at such substantial proportions that inflation remains under control. The Federal Reserve ended the year with three rate increases, but none were based on actual inflation in the economy. The Fed raised rates based on a shrinking labor pool, strong demand (based on a strong economy, a strong consumer) and a strong market. We believe the Federal Reserve did not raise rates a fourth time in 1999, due to the Y2K concerns. Since these concerns have passed, the Fed has raised rates once again in February as a result of continued strength in the economy and a robust year-end in the stock market.

Since both the stock and bond markets have already priced this increase into the market, our risks would involve further rate hikes later in the year. A mitigating factor in the economic statistics is the spending increases, occurring in the technology and Internet sectors. This spending only enhances productivity and limits inflation. Therefore, growth is not the problem, only the result of the positive economic influences over the last few years.

Although the market leadership has been narrow on the upside, concentrated on technology stocks, Emerald believes these stocks will continue to lead the market. In 1999, one of the two technology corrections was a valuation correction caused by higher rates. The year 2000 will bring us more opportunities in technology, but investors should be prepared for at least one
significant correction in the first six months of the new year.   Once interest
rate fears begin to diminish, the bulls will once again take control of the market and the move will be explosive. There is cash that has built up on the sidelines and, as the market moves higher, the fund managers are almost forced to get involved, because they can't miss the game. Since the severe underperformance in small-cap stocks began in 1996, there appears to have been a fairly massive migration by small-cap portfolios into larger-cap stocks in search of liquidity and performance. As most ERISA and pension assets remain significantly underweighted in small-cap stocks, the recent outperformance by the small-cap group clearly places pressure on the plan sponsors to return to their original mandate, thus fueling the small-cap rally into the new millennium.

Emerald needs to be ever vigilant to the risks as well as the rewards of the marketplace. While we pride ourselves on being stock pickers and creating non-conforming portfolios (compared to benchmarks or peers), we also seek to diversify away systematic risks. As fundamental managers, we do not manage individual stocks by absolute trading rules, such as selling when a stock declines 10% or 20%, or taking profits when our small cap success stories turn into mid-cap winners. But, it is always important to us to maintain our portfolio construction (diversification) values.

These rules prevent excessive enthusiasm for any one set of stocks and challenge us to find appropriate growth opportunities in all corners of our marketplace. We are aware, of course, that diversification does not prevent "free falls" in portfolio valuations, especially during the early stages of any market correction or the longer term bear market. (Unfortunately, corrections and bear markets have not been outlawed by the Internet gods.) The key to our continued success will be making proper risk/reward decisions on a stock by stock basis.

In 1998, when small-cap investing was out of flavor and growth stocks were undergoing a P/E correction, we determined internally that we would not go into a shell, avoiding the "trap" of being too cautious. Today, our "trap" would be to throw caution to the wind and "swing for the fences." Or it could be to assume a capital preservation mode. With 1999 returns for one of our Funds in the triple digit arena (the best that any HomeState has ever seen), it would be only human to seek to protect those returns at the cost of missed opportunities. HomeState will not be "trapped" in either of these scenarios, as we remind ourselves everyday "what is past is past." We must learn from the past, but we must not be trapped by it. Our success will continue to come from providing superior growth opportunities based on our own fundamental research, blended into a reasonable risk/reward portfolio structure to assure participation in the economic opportunities of today and tomorrow at reasonable risk levels. Our goal remains finding these opportunities before the rest of the world.

Sincerely,

/s/ Kenneth G. Mertz II

Kenneth G. Mertz II, CFA
Chief Investment Officer
The HomeState Group

THE HOMESTATE PENNSYLVANIA GROWTH FUND
REPORT FROM MANAGEMENT

                                                               February 15, 2000

Dear Shareholder:

The marketplace for the last six months of 1999 has changed to a momentum-based rally focused on rapidly growing companies, both small and large cap. For the first time in six years, small-cap stocks outperformed large-cap stocks during a calendar year. This phenomenon benefited your Pennsylvania Growth Fund, which, of course, is concentrated in smaller-cap growth companies.

                                                         PERFORMANCE RESULTS FOR PERIODS ENDED DECEMBER 31, 1999
                                                   --------------------------------------------------------------------
                                                              AVERAGE ANNUAL RETURN
                                                   --------------------------------------------      CUMULATIVE RETURN
FUND/INDEX                                         ONE YEAR     FIVE YEAR       SINCE INCEPTION       SINCE INCEPTION
-----------                                        --------     ---------       ---------------      ------------------
HomeState PA Growth Fund:
     At NAV:                                       + 96.35%      + 30.69%          + 24.94%               +402.84%
     At MOP:                                       + 87.08%      + 29.42%          + 24.10%               +378.89%
Russell 2000 Index                                 + 21.26%      + 16.70%          + 15.84%               +190.36%
Morningstar Small-Company
  Funds Average                                    + 32.51%      + 20.95%          + 18.84%               +249.60%

Past performance is no guarantee of future results. HomeState returns at NAV do not include the effects of the Fund's maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index. The Morningstar Small-Company Funds Average represents 709, 283 and 133 small-company funds, respectively, for total return without regard to sales charges for the One Year, Five Year and Since Inception (10/1/92) periods. All performance results assume reinvestment of dividends.

Our continued research, concentrating on finding the best growth companies in Pennsylvania, pinpointed two spin-offs from Safeguard Scientifics Inc. in August. Internet Capital Group and U.S. Interactive both came public in August of 1999 and appreciated 2,733% and 330%, respectively, through year-end. As you review the results above, please note that the Fund has invested in a variety of initial public offerings (IPO's). The performance of IPO's may have a greater impact on the performance results of a smaller fund and may lessen as the fund's assets grow.

Biotechnology stocks represent an ever increasing position for us with major commitments invested in Celegene, Cephalon, Neose and Viropharma. Our overweighting in business services and computer services represented very attractive industries in 1999 that led to performance gains for the Fund (at net asset value) of 79% for the last six months of 1999 (7/1 - 12/31/99) and 65% for the last three months (9/1 - 12/31/99).

While we are certainly pleased with these results, several segments of the portfolio have not performed well during the fourth quarter and the beginning of the first quarter of 2000. These include financial stocks, such as banks, savings and loans and insurance companies, and retail stocks. Both of these segments have been negatively affected by the increase in interest rates. While we believe the physical economy will slow due to further rate hikes, our emphasis on regional banks and specialty retail stocks (especially teen retailers like American Eagle Outfitters, Hot Topic and Pacific Swimwear) will be attractive stocks in 2000.

First, the Federal Reserve may raise rates at least two more times in 2000, but then the pain will be over. Since the stocks in these sectors already reflect the worst, we will be adding to these positions throughout the year. As for more specifics on our bank exposure, please see our Banking and Finance Fund report that follows.

As you review our individual holdings in the pages that follow, please note our diversified approach to this portfolio. While the overall market is concentrated in just a few sectors, we remain dedicated to finding the best growth opportunities across all market segments. Our results over the past seven years (a since-inception return of almost 25% per year at net asset value) show our dedication to providing a portfolio that seeks to maximize returns while keeping risks at a reasonable level.

As we begin the year 2000, we continue our work in providing our shareholders with "The HomeState Advantage."

Sincerely,

/s/ Kenneth G. Mertz II

Kenneth G. Mertz II, CFA
Portfolio Manager
Chief Investment Officer

THE HOMESTATE SELECT BANKING AND FINANCE FUND
REPORT FROM MANAGEMENT


                                                               February 15, 2000

Dear Shareholder:

What a year, technology stocks are on fire, Greenspan is raising rates and many investors at one point believed that the Internet would be the end of your traditional brick and mortar banks. Through all of this the HomeState Select Banking and Finance Fund (the Fund) continued to remain focused and outperformed the NASDAQ Financial Index for the calendar year ended December 31, 1999, while ranked by Morningstar as one of the top ten banking and financial services fund in the nation for the same period. The Fund outperformed the NASDAQ Financial Index by more than twenty-three percent in 1999. Since its successful transition to a banking and financial services fund on October 20, 1998 the Fund has returned +29.32% to our shareholders and has outpaced the NASDAQ Financial Index, which has returned +1.66% over the same period (10/20/98 - 12/31/99).

                                                                                    PERFORMANCE RESULTS FOR
                                                                                PERIODS ENDED DECEMBER 31, 1999
                                                                  -----------------------------------------------------------
                                                                        AVERAGE ANNUAL RETURN
                                                                  ----------------------------------      CUMULATIVE RETURN
FUND/INDEX                                                        ONE YEAR     SINCE INCEPTION**<F2>    SINCE INCEPTION**<F2>
----------                                                        --------     ---------------------    ---------------------
HomeState Select Banking & Finance Fund:*<F1>
     At NAV                                                       + 16.62%           +  7.82%                 + 24.11%
     At MOP                                                       + 11.07%           +  6.00%                 + 18.20%
Russell 2000 Index                                                + 21.26%           + 13.06%                 + 42.22%
Morningstar - Financial Funds Average                             -  0.94%                n/a                      n/a

 *<F1> Prior to 10/20/98 the Fund was called the Select Opportunities Fund and pursued a different objective.
**<F2>    February 18, 1997.

Past performance is no guarantee of future results. The Select Banking and Finance Fund returns at NAV do not include the effects of the Fund's maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index. The Morningstar Financial Funds Average represents 61 financial services funds for total return without regard to sales charges for the One Year period. All performance results assume reinvestment of dividends.

How have we been so successful in a market where the banking and financial services sectors have remained out of favor with the NASDAQ Financial Index ending December 31, 1999 still over 14% off of its April 22, 1998 high? The answer is very simple, it is the "HomeState Advantage," the hands-on fundamental bottom-up research that has been the HomeState trademark for years and will continue to bring our fellow shareholders success in the future. The challenge was issued to our research and portfolio management teams to discover superior banks and financial institutions possessing superior earnings growth potential, improving operating efficiencies and excellent asset quality. We have tenaciously pursued this goal to date and will continue to maintain the same diligence in the future for our fellow shareholders.

After the strong performance of the banking and financial services stocks in the middle of the Nineties, investors never could have imagined the degree to which these stocks have been decimated over the past 12 months.

As we enter the new millennium, the banking and financial services sector is trading at a significant discount to the S&P 500. In fact, the banking sector is trading at just 11.9 times 2000 EPS projections, a 46% P/E multiple relative to the S&P 500 Index, down from a peak of 83% two years ago.

Why have investors shied away from this once hot sector? Many have flocked to the allure of the technology sector and its seemingly never-ending revenue growth rates. That's right: revenue growth rates not earnings growth rates. It seems that in this fast food, day trading investment world that we live in, investors value revenue growth much greater than earnings growth. This change in investment behavior has not been based upon current earnings fundamentals but upon the belief that at some point in the future some of these emerging companies may command a dominant market position and achieve profitability. Meanwhile, the performance of the banking sector has gone virtually unnoticed. In the year 2000, banks will continue to achieve double digit EPS growth rates and an average return on equity of 19% - 20%.

It has been well established that credit quality and interest rate cycles are the two most influential macroeconomic determinants of banking sector performance. In the second half of 1999, investors began to anticipate a deterioration in the asset quality of financial institutions. The HomeState research team observed something very different. Instead of following investor sentiment, our research team, led by Joe Garner and Myong Lee, contacted many of the financial institutions which we follow and have determined that there is not yet any need for concern, asset quality currently remains intact. Academically, it is unlikely that asset quality will deteriorate unless the United States economy enters into a prolonged recession. A recession is not likely to occur unless Mr. Greenspan takes his eye off of the proverbial ball.

But that begs the question, "What does Mr. Greenspan have in store for us in the year 2000?" The team here at the HomeState Funds certainly expect to see two federal fund rate increases of 25 basis points in the first six months of 2000, but what remains uncertain is whether Greenspan will perceive the need for more. If rates can stabilize after two 25 basis point increases in the federal fund rates, we believe that a sustainable bank stock rally will commence in the second half of 2000.

Given this favorable outlook, the investment team at the Banking & Finance Fund will continue to uncover new investment opportunities in those companies with good management, sound asset quality and the prospects for solid earnings growth going forward.

Sincerely,

/s/ Steven E. Russell

Steven E. Russell, Esq.
Vice President
Co-Portfolio Manager

THE HOMESTATE SELECT TECHNOLOGY FUND (FORMERLY THE HOMESTATE YEAR 2000 FUND) REPORT FROM MANAGEMENT

                                                               February 15, 2000

Dear Shareholder:

This report to shareholders straddles the Fund's transition from the HomeState Year 2000 Fund, investing primarily in "Year 2000 problem-solving" stocks, to the HomeState Select Technology Fund, investing primarily in companies engaged in the much broader technology sector. The necessary regulatory approval for the change is expected on February 29, 2000 and details will be available at the Fund group's website at www.homestatefunds.com.
                         ----------------------

The Year 2000 Fund was cited by Money Magazine as the second worst idea for a mutual fund in 1998. In 1999, it finished the calendar year up over 186% at net asset value.

                                                                               PERFORMANCE RESULTS FOR
                                                                           PERIODS ENDED DECEMBER 31, 1999
                                                               -------------------------------------------------------
                                                                    AVERAGE ANNUAL RETURN
                                                               ------------------------------        CUMULATIVE RETURN
FUND/INDEX                                                     ONE YEAR       SINCE INCEPTION         SINCE INCEPTION
----------                                                     --------       ---------------         ---------------
HomeState Year 2000 Fund:
    At NAV                                                     +186.16%           + 68.71%                +211.06%
    At MOP                                                     +177.98%           + 66.42%                +202.00%
Russell 2000 Index                                             + 21.26%           +  8.55%                + 19.45%
Morningstar - Technology Funds Average                         +141.30%           + 79.49%                +255.18%

As you review the results above, please note that the Fund has invested in a variety of initial public offerings (IPO's). The performance of IPO's may have a greater impact on the performance results of a smaller fund and may lessen as the fund's assets grow. Past performance is no guarantee of future results. HomeState returns at NAV do not include the effects of the Fund's maximum 2.90% sales charge (which is increasing to 4.75% effective 2/29/2000); returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index. The Morningstar Technology Funds Average represents 91 and 63 technology funds, respectively, for total return without regard to sales charges for the One Year and Since Inception (10/31/97) periods. All performance results assume reinvestment of dividends.

While the Year 2000 Problem demanded billions of dollars in management, remediation, assessment, testing and, of course, upgrading and replacement, many pundits felt the problem was overblown, especially since January 1st came without any major problem in the U.S. or even worldwide.

Unlike those citing Y2K as overblown, we firmly believe that the emphasis placed on the problem was the key to preventing a "corporate meltdown" or recession.
In fact, by creating a Y2K-related mutual fund to invest in companies benefiting from the billions being spent, we believe we played at least a small part in raising the consciousness of our society to the ramifications of NOT spending our resources on Y2K. Instead of incurring a recession or even a slowdown because of the Y2K problem, the U.S. benefited from what we call "the Y2K dividend." Billions of dollars were spent on upgrading and for the replacement of entire enterprise computer systems, as well as the replacement that took place on the desktop. These replacements have undoubtedly aided in the huge growth in productivity, (4th quarter 1999 productivity was up 5.0%), which has led to the longest peacetime expansion in history.

As per our individual selections, we must point out that these companies also had a tremendous Y2K dividend, as many of these companies leveraged their Y2K programs into new business for 2000 and beyond, especially in the areas of e-commerce and e-solutions for the Internet. Without their Y2K programs, many companies would not be successful in the "new economy" of the Internet.

Since you, our shareholders, voted to change and expand our mandate to a technology fund in a vote in the fall of 1999, this area has been the leading sector in the market. We believe the expansion occurred at the most exciting time in our nation's history for technological changes. Whether we look at telecommunications (wireless, CLEC's, etc.) or the Internet, we see dynamic changes occurring almost overnight. Whether we invest in digital solutions companies, Business-to-Business (or B-to-B) Internet companies or semiconductor companies, we find tremendous opportunities for both the short- and long-term. For example, the Gartner Group has predicted $1.3 trillion of B-to-B expenditures over the Internet by 2003. But not to be outdone, Forrester Research recently upped the ante with their prediction of over $7 trillion B-to-B spending by 2004. Either way, tremendous opportunities exist for investment in Internet infrastructure and B-to-B stocks. In addition, we have carved out a portion of the Fund to be invested in the biotechnology sector. For the past sixty days, this sector has exploded with wealth creation characteristics that have not been seen in this or any other sector for quite some time.

While the frequent mentions in the press that the Fund's performance results over the last year have generated are exciting, the future, with our broadened mandate, appears to us to be equally, if not even more, exciting. We look forward to continuing to serve you and your technology investments in the months and years to come.

Sincerely,

/s/ Kenneth G. Mertz II

Kenneth G. Mertz II, CFA
Portfolio Manager
Chief Investment Officer

THE HOMESTATE PENNSYLVANIA GROWTH FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                                 DECEMBER 31, 1999

                                                                                                               MARKET
                                                                                              SHARES            VALUE
                                                                                              ------            -----
COMMON STOCKS -- 96.0%

COMMUNICATIONS & BROADCASTING -- 5.1%
          Adelphia Communications Corporation -- Class A*<F3>                                 15,000         $   984,375
          Comcast Corporation -- Class A*<F3>                                                 14,900             753,381
          Entercom Communications Corp.*<F3>                                                  29,700           1,960,200
          4Kids Entertainment, Inc.*<F3>^<F4>                                                 94,215           2,638,020
          Pegasus Communications Corporation*<F3>                                             20,000           1,955,000
                                                                                                             -----------
          TOTAL COMMUNICATIONS & BROADCASTING                                                                  8,290,976
                                                                                                             -----------

FINANCE & INSURANCE -- 7.0%

          INSURANCE CARRIERS -- 2.1%
          Donegal Group Inc.                                                                  88,819             566,221
          Penn Treaty American Corporation*<F3>                                               65,250           1,027,688
          Penn-America Group, Inc.                                                            28,300             219,325
          Provident American Corporation*<F3>                                                 45,700           1,608,069
                                                                                                             -----------
                                                                                                               3,421,303
                                                                                                             -----------

          SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 1.6%
          Federated Investors, Inc.                                                           13,800             276,863
          First Sierra Financial, Inc.*<F3>^<F4>                                              22,290             381,716
          Progress Financial Corporation                                                      89,617           1,131,415
          SEI Investments Company                                                              6,700             797,405
                                                                                                             -----------
                                                                                                               2,587,399
                                                                                                             -----------

          STATE & NATIONAL BANKS -- 3.3%
          BT Financial Corporation                                                            24,895             547,701
          Drovers Bancshares Corporation                                                       4,000              82,000
          First Colonial Group, Inc.                                                          31,757             551,778
          Harleysville National Corporation                                                   12,000             390,000
          Hudson United Bancorp^<F4>                                                          19,259             492,308
          Keystone Financial, Inc.                                                            71,600           1,508,075
          Republic First Bancorp, Inc.*<F3>                                                   65,300             338,744
          Royal Bancshares of Pennsylvania, Inc. -- Class A                                   32,449             486,738
          S&T Bancorp, Inc.                                                                   18,800             435,925
          Silicon Valley Bancshares^<F4>                                                       2,500             123,750
          Sun Bancorp, Inc.                                                                   27,041             520,539
                                                                                                             -----------
                                                                                                               5,477,558
                                                                                                             -----------
          TOTAL FINANCE & INSURANCE                                                                           11,486,260
                                                                                                             -----------

MANUFACTURING -- 37.4%

          BUILDING & HOUSING -- 0.1%
          Berger Holdings, Ltd.*<F3>                                                          32,600              84,556
                                                                                                             -----------


          CHEMICALS & ALLIED PRODUCTS -- 0.6%
          OM Group, Inc.^<F4>                                                                 30,000           1,033,125
                                                                                                             -----------

          COMPUTER & OFFICE EQUIPMENT -- 4.2%
          Safeguard Scientifics, Inc.*<F3>                                                    42,450           6,879,553
                                                                                                             -----------

          MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 12.0%
          8x8, Inc.*<F3>^<F4>                                                                  9,000              46,125
          Allen Organ Company -- Class B                                                       9,864             374,832
          Applied Micro Circuits Corporation*<F3>^<F4>                                        15,000           1,908,750
          C&D Technologies, Inc.                                                              68,700           2,919,750
          DII Group, Inc.*<F3>^<F4>                                                            7,900             560,653
          Herley Industries, Inc*<F3>                                                         93,600           1,421,550
          Kulicke and Soffa Industries, Inc.*<F3>                                             20,000             851,250
          Technitrol, Inc.                                                                    71,800           3,195,100
          Teleflex Incorporated                                                               33,000           1,033,313
          TranSwitch Corporation*<F3>^<F4>                                                    13,700             994,106
          TriQuint Semiconductor, Inc.*<F3>^<F4>                                              12,000           1,335,000
          Vishay Intertechnology, Inc.*<F3>                                                   90,500           2,862,063
          Vitesse Semiconductor Corporation*<F3>^<F4>                                         39,500           2,071,281
                                                                                                             -----------
                                                                                                              19,573,773
                                                                                                             -----------

          MISCELLANEOUS INDUSTRIAL MACHINERY & EQUIPMENT -- 1.9%
          Met-Pro Corporation                                                                107,150           1,071,500
          SI Handling Systems, Inc.                                                          208,825           1,990,363
                                                                                                             -----------
                                                                                                               3,061,863
                                                                                                             -----------

          PAPER & FOREST PRODUCTS -- 0.4%
          P.H. Glatfelter Company                                                             50,000             728,125
                                                                                                             -----------

          PHARMACEUTICAL PREPARATIONS -- 8.6%
          Celgene Corporation*<F3>^<F4>                                                       70,350           4,924,500
          Cephalon, Inc.*<F3>                                                                 90,000           3,110,625
          CollaGenex Pharmaceuticals, Inc.*<F3>                                               48,100           1,202,500
          Matrix Pharmaceutical, Inc.*<F3>^<F4>                                               62,500             296,875
          Neose Technologies, Inc.*<F3>                                                      126,040           1,811,825
          Tularik Inc.*<F3>^<F4>                                                              26,800             867,650
          ViroPharma Incorporated*<F3>                                                        49,410           1,828,170
                                                                                                             -----------
                                                                                                              14,042,145
                                                                                                             -----------

          PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 3.7%
          ChromaVision Medical Systems, Inc.*<F3>^<F4>                                        98,560           1,503,040
          Environmental Tectonics Corporation*<F3>                                           150,200           2,271,775
          IGEN International, Inc.*<F3>^<F4>                                                  49,300           1,466,675
          Kensey Nash Corporation*<F3>                                                        57,600             684,000
          Medical Technology & Innovations, Inc.*<F3>                                      1,460,789              36,520
                                                                                                             -----------
                                                                                                               5,962,010
                                                                                                             -----------

          TELECOMMUNICATIONS EQUIPMENT -- 5.9%
          C-COR.net Corp.*<F3>                                                                41,800           3,202,925
          Cable Design Technologies Corporation*<F3>                                          65,000           1,495,000
          Clarent Corporation*<F3>^<F4>                                                       25,900           2,013,725
          SeaChange International, Inc.*<F3>^<F4>                                             82,800           2,929,050
                                                                                                             -----------
                                                                                                               9,640,700
                                                                                                             -----------
          TOTAL MANUFACTURING                                                                                 61,005,850
                                                                                                             -----------

REAL ESTATE INVESTMENT TRUSTS -- 0.8%
          Brandywine Realty Trust                                                              2,000              32,750
          Liberty Property Trust                                                              50,000           1,212,500
                                                                                                             -----------
          TOTAL REAL ESTATE INVESTMENT TRUSTS                                                                  1,245,250
                                                                                                             -----------

SERVICES -- 33.9%

          BUSINESS SERVICES -- 14.8%
          Diamond Technology Partners Incorporated*<F3>^<F4>                                  77,245           6,638,242
          Internet Capital Group, Inc.*<F3>                                                   39,530           6,720,100
          Sanchez Computer Associates, Inc.*<F3>                                              66,065           2,721,052
          U.S. Interactive, Inc.*<F3>                                                         72,645           3,123,714
          VerticalNet, Inc.*<F3>                                                              27,200           4,460,800
          Workflow Management, Inc.*<F3>^<F4>                                                 17,600             503,800
                                                                                                             -----------
                                                                                                              24,167,708
                                                                                                             -----------

          COMPUTER SERVICES -- 13.5%
          Allaire Corporation*<F3>^<F4>                                                        4,900             716,931
          Amkor Technology, Inc.*<F3>                                                         82,900           2,341,925
          Ansoft Corporation*<F3>                                                             84,000             504,000
          Brio Technology, Inc.*<F3>^<F4>                                                      5,900             247,800
          Clarus Corporation*<F3>^<F4>                                                        46,800           3,088,800
          DocuCorp International, Inc.*<F3>^<F4>                                              41,530             292,008
          Infonautics, Inc. -- Class A*<F3>                                                  150,000           1,050,000
          Keynote Systems, Inc.*<F3>^<F4>                                                     11,100             818,625
          MapQuest.com, Inc.*<F3>                                                            105,450           2,379,216
          Net Perceptions, Inc*<F3>^<F4>                                                      26,800           1,125,600
          Packeteer, Inc.*<F3>^<F4>                                                           16,900           1,199,900
          Predictive Systems, Inc.*<F3>^<F4>                                                   6,400             419,200
          RAVISENT Technologies Inc.*<F3>                                                    152,700           5,869,406
          SportsLine.com, Inc.*<F3>^<F4>                                                      10,100             506,263
          SunGard Data Systems Inc.*<F3>                                                      25,000             593,750
          Viador Inc.*<F3>^<F4>                                                                5,500             233,063
          Vixel Corporation*<F3>^<F4>                                                         33,400             569,887
                                                                                                             -----------
                                                                                                              21,956,374
                                                                                                             -----------

          FINANCIAL SERVICES -- 0.0%
          The Ashton Technology Group, Inc.*                                                   2,500              16,094
                                                                                                             -----------

          PERSONAL SERVICES -- 2.4%
          Education Management Corporation*<F3>                                               90,500           1,267,000
          InfoSpace.com, Inc.*<F3>^<F4>                                                       12,750           2,728,500
                                                                                                             -----------
                                                                                                               3,995,500
                                                                                                             -----------

          TELECOMMUNICATION SERVICES -- 3.2%
          Adelphia Business Solutions, Inc.*<F3>                                              55,000           2,640,000
          D&E Communications, Inc.                                                             6,955             132,145
          iBasis, Inc.*<F3>^<F4>                                                              17,900             514,625
          Pac-West Telecomm, Inc.*<F3>^<F4>                                                   71,315           1,889,847
                                                                                                             -----------
                                                                                                               5,176,617
                                                                                                             -----------
          TOTAL SERVICES                                                                                      55,312,293
                                                                                                             -----------

UTILITIES -- 0.8%
          Philadelphia Suburban Corporation                                                   62,166           1,286,059
                                                                                                             -----------

WHOLESALE & RETAIL TRADE -- 11.0%

          MISCELLANEOUS RETAIL STORES -- 2.1%
          Brookstone, Inc.*<F3>^<F4>                                                          78,600           1,380,412
          Electronics Boutique Holdings Corp.*<F3>                                           103,580           1,864,440
          Zany Brainy, Inc.*<F3>                                                              20,000             205,000
                                                                                                             -----------
                                                                                                               3,449,852
                                                                                                             -----------

          RETAIL APPAREL & ACCESSORY STORES -- 7.4%
          American Eagle Outfitters, Inc.*<F3>                                                50,000           2,250,000
          Charlotte Russe Holding Inc.*<F3>^<F4>                                              61,000           1,281,000
          Charming Shoppes, Inc.*<F3>                                                        211,610           1,401,916
          The Children's Place Retail Stores, Inc.*<F3>^<F4>                                  24,700             406,006
          David's Bridal, Inc.*<F3>                                                          114,850           1,284,884
          Hot Topic, Inc.*<F3>^<F4>                                                           47,000           1,092,750
          Pacific Sunwear of California, Inc.*<F3>^<F4>                                       38,100           1,214,437
          Piercing Pagoda, Inc.*<F3>                                                         137,800           2,084,225
          Urban Outfitters, Inc.*<F3>                                                         36,000           1,048,500
                                                                                                             -----------
                                                                                                              12,063,718
                                                                                                             -----------

          WHOLESALE MISCELLANEOUS -- 1.5%
          The Boyds Collection, Ltd.*<F3>                                                     30,000             208,125
          Jones Apparel Group, Inc.*<F3>                                                      75,000           2,034,375
          The Topps Company, Inc.*<F3>^<F4>                                                   24,600             255,225
                                                                                                             -----------
                                                                                                               2,497,725
                                                                                                             -----------
          TOTAL WHOLESALE & RETAIL TRADE                                                                      18,011,295
                                                                                                             -----------
          TOTAL COMMON STOCKS (COST $84,698,105)                                                             156,637,983
                                                                                                             -----------

                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                           ---------
SHORT-TERM INVESTMENT -- 4.2%
          VARIABLE RATE DEMAND NOTE #<F5> -- 4.2%
          Firstar Bank, 6.24%                                                             $6,814,929           6,814,929
                                                                                                            ------------
          TOTAL SHORT-TERM INVESTMENT (COST $6,814,929)                                                        6,814,929
                                                                                                            ------------
TOTAL INVESTMENTS (COST OF $91,513,034) -- 100.2%                                                            163,452,912
                                                                                                            ------------
OTHER ASSETS AND LIABILITIES, NET -- (0.2%)                                                                     (389,173)
                                                                                                            ------------
NET ASSETS -- 100.0%                                                                                        $163,063,739
                                                                                                            ------------
                                                                                                            ------------

 *<F3>    Non-income producing security.
 ^<F4>    Non-Pennsylvania Company as defined in the Fund's current prospectus (the aggregate value of such securities amounted to
          $52,709,270 as of December 31, 1999).
 #<F5>    Variable rate demand notes are considered short-term obligations and are payable on demand.  Interest rates change periodically on specified dates. The rates listed are as of December 31, 1999.

See accompanying Notes to Financial Statements

THE HOMESTATE SELECT BANKING AND FINANCE FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)                                 DECEMBER 31, 1999

                                                                                                                  MARKET
                                                                                              SHARES               VALUE
                                                                                              ------               -----
COMMON STOCKS -- 96.4%

FINANCE & INSURANCE -- 85.7%

          INSURANCE CARRIERS -- 5.8%
          Donegal Group Inc.                                                                   3,500         $    22,313
          Motor Club of America *<F6>                                                          2,500              20,938
          Penn Treaty American Corporation *<F6>                                               1,800              28,350
          Philadelphia Consolidated Holding Corp. *<F6>                                       12,100             175,450
          Provident American Corporation *<F6>                                                12,700             446,881
                                                                                                             -----------
                                                                                                                 693,932
                                                                                                             -----------

          INVESTMENT COMPANIES -- 7.2%
          Federated Investors, Inc.                                                           18,000             361,125
          Gabelli Asset Management Inc. -- Class A*<F6>                                        3,600              58,500
          SEI Investments Company                                                              3,600             428,456
                                                                                                             -----------


                                                                                                                 848,081
                                                                                                             -----------

          SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 16.6%
          Brookline Bancorp, Inc.                                                             10,000              97,500
          First Keystone Financial, Inc.                                                       9,000              87,750
          First Sierra Financial, Inc. *<F6>                                                  15,400             263,725
          Hudson City Bancorp, Inc.                                                           20,000             268,750
          Laurel Capital Group, Inc.                                                           4,750              71,250
          Medallion Financial Corp.                                                            4,000              71,750
          OceanFirst Financial Corp.                                                           5,600              96,950
          Progress Financial Corporation                                                      28,665             361,896
          PSB Bancorp, Inc. *<F6>                                                             15,500              67,812
          Sovereign Bancorp, Inc.                                                             12,000              89,438
          WSFS Financial Corporation                                                          10,000             126,250
                                                                                                             -----------
                                                                                                               1,971,071
                                                                                                             -----------

          STATE & NATIONAL BANKS -- 56.1%
          BankFirst Corporation*<F6>                                                          10,000              86,250
          Banknorth Group, Inc.                                                                7,500             200,625
          BT Financial Corporation                                                             6,195             136,290
          CCB Financial Corporation                                                            4,000             174,250
          CENIT Bancorp, Inc.                                                                  3,500              60,594
          Commerce Bancorp, Inc.                                                               9,055             366,162
          Community Independent Bank Inc.                                                      3,200              35,600
          Drovers Bancshares Corporation                                                      11,025             226,012
          FCNB Corp.                                                                          14,000             213,500
          First Charter Corporation                                                           11,000             163,625
          First Colonial Group, Inc.                                                           3,150              54,731
          Fulton Financial Corporation                                                        12,510             225,180
          Greater Bay Bancorp                                                                 10,100             433,037
          Harleysville National Corporation                                                    9,325             303,062
          Hudson United Bancorp                                                               14,807             378,504
          Keystone Financial, Inc.                                                            10,600             223,263
          Mercantile Bankshares Corporation                                                   12,000             383,250
          National Penn Bancshares, Inc.                                                       5,250             131,906
          Oak Hill Financial, Inc.                                                            10,000             146,250
          PNC Bank Corp.                                                                       5,000             222,500
          Republic First Bancorp, Inc.*<F6>                                                   19,800             102,712
          Royal Bancshares of Pennsylvania, Inc. -- Class A                                   16,922             253,827
          S&T Bancorp, Inc.                                                                   14,000             324,625
          Silicon Valley Bancshares                                                           12,500             618,750
          Sky Financial Group, Inc.                                                            7,992             160,839
          Summit Bancorp.                                                                      5,737             175,696
          Sun Bancorp, Inc.                                                                    8,088             155,694
          Sun Bancorp, Inc. -- New Jersey *<F6>                                               15,725             156,267
          Triangle Bancorp, Inc.                                                               7,000             135,625
          UCBH Holdings, Inc.*<F6>                                                            10,000             205,625
          Yardville National Bancorp                                                          17,500             203,437
                                                                                                             -----------
                                                                                                               6,657,688
                                                                                                             -----------
          TOTAL FINANCE & INSURANCE                                                                           10,170,772
                                                                                                             -----------

REAL ESTATE INVESTMENT TRUSTS -- 5.3%
          Brandywine Realty Trust                                                             10,000             163,750
          Crown American Realty Trust                                                         10,000              55,000
          Liberty Property Trust                                                               8,000             194,000
          Resource Asset Investment Trust                                                     20,000             216,250
                                                                                                             -----------
          TOTAL REAL ESTATE INVESTMENT TRUSTS                                                                    629,000
                                                                                                             -----------

SERVICES -- 5.4%

          COMPUTER SERVICES -- 3.2%
          Sanchez Computer Associates, Inc. *<F6>                                              9,072             373,653
                                                                                                             -----------

          FINANCIAL SERVICES -- 2.2%
          Ameritrade Holding Corporation -- Class A*<F6>                                      10,000             216,875
          Knight/Trimark Group, Inc. -- Class A*<F6>                                           8,000             368,000
          The Ashton Technology Group, Inc.*<F6>                                               7,000              45,063
                                                                                                             -----------
                                                                                                                 261,938
                                                                                                             -----------
          TOTAL SERVICES                                                                                         635,591
                                                                                                             -----------
          TOTAL COMMON STOCKS (COST $11,905,324)                                                              11,435,363
                                                                                                             -----------

                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                           ---------
SHORT-TERM INVESTMENTS -- 4.7%
          VARIABLE RATE DEMAND NOTES -- 4.7%
          Firstar Bank, 6.24%                                                               $549,318             549,318
          Wisconsin Corporate Central Credit Union, 6.16%                                      6,520               6,520
                                                                                                             -----------
          TOTAL SHORT-TERM INVESTMENTS (COST $555,838)                                                           555,838
                                                                                                             -----------
TOTAL INVESTMENTS (COST $12,461,162) -- 101.1%                                                                11,991,201
                                                                                                             -----------
OTHER ASSETS AND LIABILITIES, NET -- (1.1%)                                                                     (125,087)
                                                                                                             -----------
NET ASSETS -- 100.0%                                                                                         $11,866,114
                                                                                                             -----------
                                                                                                             -----------

  *<F6>   Non-income producing security.

See accompanying Notes to Financial Statements

THE HOMESTATE YEAR 2000 FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)                                 DECEMBER 31, 1999

                                                                                                                  MARKET
                                                                                              SHARES               VALUE
                                                                                              ------               -----
COMMON STOCKS -- 96.1%

ENTERTAINMENT & LEISURE -- 1.0%
          MGM Grand, Inc.*<F7>                                                                 4,500         $   226,406
                                                                                                             -----------

MANUFACTURING -- 30.7%

          COMPUTER & OFFICE EQUIPMENT -- 11.1%
          Apple Computer, Inc.*<F7>                                                            5,000             514,062
          Cisco Systems, Inc.*<F7>(1)<F9>                                                      5,000             535,625
          Concurrent Computer Corporation*<F7>                                                10,000             186,875
          Gadzoox Networks, Inc.*<F7>                                                          1,800              78,412
          Immersion Corporation*<F7>                                                           3,000             115,125
          Microsoft Corporation*<F7>                                                           1,000             116,750
          Safeguard Scientifics, Inc.*<F7>                                                     4,300             696,869
          Unisys Corporation*<F7>                                                              6,000             191,625
                                                                                                             -----------
                                                                                                               2,435,343
                                                                                                             -----------

          MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 5.5%
          Applied Micro Circuits Corporation*<F7>                                              3,000             381,750
          Cypress Semiconductor Corporation*<F7>(1)<F9>                                       10,000             323,750
          Herley Industries, Inc.*<F7>                                                         6,000              91,125
          The Titan Corporation*<F7>                                                           7,000             329,875
          TranSwitch Corporation*<F7>                                                          1,000              72,562
                                                                                                             -----------
                                                                                                               1,199,062
                                                                                                             -----------

          PHARMACEUTICAL PREPARATIONS -- 8.1%
          Celgene Corporation*<F7>                                                             4,500             315,000
          Cephalon, Inc.*<F7>                                                                 11,800             407,837
          Collateral Therapeutics, Inc.*<F7>                                                     700              13,388
          Connetics Corporation*<F7>                                                           5,000              52,500
          CuraGen Corporation*<F7>                                                             1,600             111,600
          CV Therapeutics, Inc.*<F7>                                                           4,295             111,938
          Emisphere Technologies, Inc.*<F7>                                                    9,400             282,587
          Matrix Pharmaceutical, Inc.*<F7>                                                    16,000              76,000
          Medarex, Inc.*<F7>                                                                     500              18,625
          Neose Technologies, Inc.*<F7>                                                        7,500             107,812
          Tularik Inc.*<F7>                                                                    3,000              97,125
          ViroPharma Incorporated*<F7>                                                         5,200             192,400
                                                                                                             -----------
                                                                                                               1,786,812
                                                                                                             -----------
          TELECOMMUNICATIONS EQUIPMENT -- 6.0%
          CIENA Corporation*<F7>                                                               3,500             201,250
          Clarent Corporation*<F7>                                                             7,000             544,250
          Research in Motion Limited*<F7>                                                        500              23,094
          SeaChange International, Inc.*<F7>                                                  12,000             424,500
          Terayon Communication Systems, Inc.*<F7>                                             2,000             125,625
                                                                                                             -----------
                                                                                                               1,318,719
                                                                                                             -----------
          TOTAL MANUFACTURING                                                                                  6,739,936
                                                                                                             -----------

SERVICES -- 64.4%

          BUSINESS SERVICES -- 9.2%
          Celestica Inc.*<F7>                                                                  4,000             222,000
          Clarify, Inc.*<F7>                                                                     500              63,000
          Diamond Technology Partners Incorporated*<F7>(1)<F9>                                 7,500             644,531
          Internet Capital Group, Inc.*<F7>                                                    1,480             251,600
          Modem Media . Poppe Tyson, Inc.*<F7>                                                 2,500             175,937
          Sanchez Computer Associates, Inc.*<F7>(1)<F9>                                        7,372             303,634
          U.S. Interactive, Inc.*<F7>                                                          8,170             351,310
                                                                                                             -----------
                                                                                                               2,012,012
                                                                                                             -----------

          COMPUTER SERVICES -- 48.6%
          Allaire Corporation*<F7>                                                             2,000             292,625
          Aspect Development, Inc.*<F7>                                                        4,000             274,000
          Bluestone Software, Inc.*<F7>                                                        1,200             138,000
          BroadVision, Inc.*<F7>                                                               3,050             518,691
          C-bridge Internet Solutions, Inc.*<F7>                                               7,500             364,688
          Clarus Corporation*<F7>                                                              5,600             369,600
          Complete Business Solutions, Inc.*<F7> (1)<F9>                                      21,000             527,625
          Compuware Corporation*<F7>                                                           4,000             149,000
          Critical Path, Inc.*<F7>                                                             6,300             594,563
          Digital Island*<F7>                                                                  5,500             523,188
          Extreme Networks, Inc.*<F7>                                                          3,400             283,900
          InterVU Inc.*<F7>                                                                    5,000             525,000
          Mastech Corporation*<F7>(1)<F9>                                                      5,000             123,750
          Mediaplex, Inc.*<F7>                                                                 9,600             602,400
          Mercury Interactive Corporation*<F7>(1)<F9>                                          5,000             539,688
          NaviSite, Inc.*<F7>                                                                  1,500             150,000
          Net Perceptions, Inc.*<F7>(1)<F9>                                                   10,000             420,000
          OnDisplay, Inc.*<F7>                                                                 3,200             290,800
          Packeteer, Inc.*<F7>                                                                 5,200             369,200
          RAVISENT Technologies Inc.*<F7>                                                      8,000             307,500
          Redback Networks Inc.*<F7>                                                           2,300             408,250
          Sapiens International Corporation N.V.                                               5,000              82,188
          Sapient Corporation*<F7>(1)<F9>                                                      5,000             704,688
          SciQuest.com, Inc.*<F7>                                                              1,000              79,500
          Segue Software, Inc.*<F7>                                                           10,700             267,500
          Sterling Software, Inc.(1)<F9>                                                      24,800             781,200
          SunGard Data Systems Inc.*<F7>                                                      16,000             380,000
          Viador Inc.*<F7>                                                                     3,000             127,125
          Vixel Corporation*<F7>(1)<F9>                                                        6,400             109,200
          Whittman-Hart, Inc.*<F7>                                                             6,800             364,650
                                                                                                             -----------
                                                                                                              10,668,519
                                                                                                             -----------

          MEDICAL & HEALTH SERVICES -- 0.2%
          Colorado MEDtech, Inc.*<F7>                                                          5,600              44,800
                                                                                                             -----------



          TELECOMMUNICATION SERVICES -- 6.4%
          Adaptive Broadband Corporation*<F7>                                                  3,300             243,581
          Adelphia Business Solutions, Inc.*<F7>                                               4,500             216,000
          Allegiance Telecom, Inc.*<F7>                                                        1,500             138,375
          iBasis, Inc.*<F7>                                                                   11,000             316,250
          NEXTLINK Communications, Inc. -- Class A*<F7>                                        2,000             166,125
          Pac-West Telecomm, Inc.*<F7>                                                         9,840             260,760
          RCN Corporation*<F7>                                                                 1,100              53,350
                                                                                                             -----------
                                                                                                               1,394,441
                                                                                                             -----------
          TOTAL SERVICES                                                                                      14,119,772
                                                                                                             -----------
          TOTAL COMMON STOCKS (COST $10,797,925)                                                              21,086,114
                                                                                                             -----------

                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                           ---------
SHORT-TERM INVESTMENTS -- 5.2%
          VARIABLE RATE DEMAND NOTES #<F8> -- 5.2%
          Firstar Bank, 6.24%                                                               $991,061             991,061
          Pitney Bowes, Inc., 6.095%                                                         138,788             138,788
                                                                                                             -----------
          TOTAL SHORT-TERM INVESTMENTS (COST $1,129,849)                                                       1,129,849
                                                                                                             -----------
          TOTAL INVESTMENTS (COST $11,927,774) -- 101.3%                                                      22,215,963
                                                                                                             -----------

                                                                                              SHARES
                                                                                              ------


SECURITIES SOLD SHORT -- (3.0%)
          CIBER, Inc.                                                                          8,200            (225,500)
          Computer Task Group, Incorporated                                                    8,000            (118,500)
          NVIDIA Corporation                                                                   5,000            (234,688)
          Tupperware Corporation                                                               5,000             (84,687)
                                                                                                             -----------
          TOTAL SECURITIES SOLD SHORT (PROCEEDS $465,714)                                                       (663,375)
                                                                                                             -----------
OTHER ASSETS AND LIABILITIES, NET -- 1.7%                                                                        382,345
                                                                                                             -----------
NET ASSETS -- 100.0%                                                                                         $21,934,933
                                                                                                             -----------
                                                                                                             -----------

  *<F7>   Non-income producing security.
  #<F8>   Variable rate demand notes are considered short-term obligations and are payable on demand.  Interest rates change periodically on specified dates.  The rates listed are as of December 31, 1999.
  1<F9>   All or a portion of the securities have been committed as collateral for open short positions.

See accompanying Notes to Financial Statements

THE HOMESTATE GROUP

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)             DECEMBER 31, 1999

                                                                          PENNSYLVANIA      SELECT BANKING AND     YEAR 2000
                                                                          GROWTH FUND          FINANCE FUND           FUND
                                                                          -----------       ------------------     ---------
ASSETS
Investments in securities at market value
  (identified cost $91,513,034, $12,461,162, and
  $11,927,774, respectively) (Note 2)                                     $163,452,912          $11,991,201       $22,215,963
Deposits with brokers and custodian bank for
  securities sold short                                                             --                   --           465,714
Receivables for:
   Dividends and interest                                                       71,426               23,839             1,737
   Investment securities sold                                                1,021,215                   --         1,072,699
   Capital shares sold                                                         113,588               59,273           111,077
Other assets                                                                    22,569                6,832            11,890
                                                                          ------------          -----------       -----------
   Total assets                                                            164,681,710           12,081,145        23,879,080
                                                                          ------------          -----------       -----------

LIABILITIES
Securities sold short at market value (proceeds
  $0, $0 and $465,714, respectively) (Note 2)                                       --                   --           663,375
Payables for:
   Investment securities purchased                                           1,231,106              126,411         1,030,438
   Capital shares repurchased                                                   78,974               32,741           176,946
   Payable to Adviser                                                           95,507                5,795            20,838
Accrued expenses and other liabilities                                         212,384               50,084            52,550
                                                                          ------------          -----------       -----------
   Total Liabilities                                                         1,617,971              215,031         1,944,147
                                                                          ------------          -----------       -----------
NET ASSETS                                                                $163,063,739          $11,866,114       $21,934,933
                                                                          ------------          -----------       -----------
                                                                          ------------          -----------       -----------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                             $ 74,899,120          $13,041,006       $ 8,305,681
Accumulated net investment income                                                   --                7,636                --
Accumulated net realized gain (loss) on investments                         16,224,741             (712,567)        3,538,724
Net unrealized appreciation (depreciation)
  on investments                                                            71,939,878             (469,961)       10,288,189
Net unrealized depreciation on securities sold short                                --                   --          (197,661)
                                                                          ------------          -----------       -----------
   Net assets                                                             $163,063,739          $11,866,114       $21,934,933
                                                                          ------------          -----------       -----------
                                                                          ------------          -----------       -----------

NET ASSETS VALUE AND REDEMPTION
   PRICE PER SHARE
   ($163,063,739/8,267,973 issued and outstanding
   shares, no par value; $11,866,114/999,842 issued
   and outstanding shares, no par value; and
   $21,934,933/722,066 issued and outstanding
   shares, no par value, respectively)                                          $19.72               $11.87            $30.38
                                                                                ------               ------            ------
                                                                                ------               ------            ------

Maximum offering price per share
   (100/95.25 of $19.72, 100/95.25 of $11.87, and
   100/97.10 of $30.38, respectively)                                           $20.70               $12.46            $31.29
                                                                                ------               ------            ------
                                                                                ------               ------            ------

See accompanying Notes to Financial Statements

THE HOMESTATE GROUP

STATEMENTS OF OPERATIONS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 (UNAUDITED)

                                                                          PENNSYLVANIA      SELECT BANKING AND     YEAR 2000
                                                                          GROWTH FUND          FINANCE FUND           FUND
                                                                          -----------       -----------------      ---------
INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of
     $0, $370 and $0, respectively)                                       $   385,070          $   158,247        $       746
   Interest                                                                   103,352               11,598             17,514
                                                                          -----------          -----------        -----------
          Total investment income                                             488,422              169,845             18,260
                                                                          -----------          -----------        -----------
EXPENSES:
   Investment Advisory fees                                                   431,188               60,950             60,392
   12b-1 fees                                                                 201,221               21,333             42,274
   Shareholder servicing and accounting                                       103,947               33,115             28,049
   Professional fees                                                           29,757               13,100              6,356
   Trustees' fees and expenses                                                  5,749                2,560              2,560
   Administration fees                                                         33,995               14,967             14,638
   Reports to shareholders                                                     18,060                2,033              1,593
   Federal and state registration fees                                         12,642                7,900              7,120
   Custody fees                                                                21,400                3,098              3,600
   Other                                                                        4,612                  316                406
                                                                          -----------          -----------        -----------
          Total expenses before fee waivers                                   862,571              159,372            166,988
   Advisory fee waived                                                             --              (16,133)                --
                                                                          -----------          -----------        -----------
          Total operating expenses before
            dividends on short positions                                      862,571              143,239            166,988
   Dividends on short positions                                                    --                   --              2,380
                                                                          -----------          -----------        -----------
          Total expenses                                                      862,571              143,239            169,368
                                                                          -----------          -----------        -----------
NET INVESTMENT INCOME (LOSS)                                                 (374,149)              26,606           (151,108)
                                                                          -----------          -----------        -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
   Realized gain (loss) on:
          Long transactions                                                23,377,814             (345,197)         4,717,613
          Short transactions                                                       --                   --           (189,082)
          Options contracts expired or closed                                      --                   --            106,649
   Change in unrealized appreciation/depreciation on:
          Investments                                                      49,781,737           (1,091,236)         8,848,843
          Short positions                                                          --                   --           (162,114)
                                                                          -----------          -----------        -----------
   Net realized and unrealized gain (loss) on investments                  73,159,551           (1,436,433)        13,321,909
                                                                          -----------          -----------        -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                               $72,785,402          $(1,409,827)       $13,170,801
                                                                          -----------          -----------        -----------
                                                                          -----------          -----------        -----------

See accompanying Notes to Financial Statements

THE HOMESTATE GROUP

STATEMENTS OF CHANGES IN NET ASSETS                          DECEMBER 31, 1999

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999
(UNAUDITED)
                                                                          PENNSYLVANIA      SELECT BANKING AND     YEAR 2000
                                                                          GROWTH FUND       FINANCE FUND*<F10>        FUND
                                                                          ------------      ------------------     ---------
OPERATIONS:
   Net investment income (loss)                                          $   (374,149)         $    26,606        $  (151,108)
   Net realized gain (loss):
        Long transactions                                                  23,377,814             (345,197)         4,717,613
        Short transactions                                                         --                   --           (189,082)
        Option contracts expired or closed                                         --                   --            106,649
   Change in unrealized appreciation/depreciation on:
        Investments                                                        49,781,737           (1,091,236)         8,848,843
        Short positions                                                            --                   --           (162,114)
                                                                         ------------          -----------        -----------
               NET INCREASE (DECREASE) IN NET ASSETS
               RESULTING FROM OPERATIONS                                   72,785,402           (1,409,827)        13,170,801
                                                                         ------------          -----------        -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                           --              (35,510)                --
   Net realized gain from investment transactions                          (8,461,680)                  --           (451,083)
                                                                         ------------          -----------        -----------
                                                                           (8,461,680)             (35,510)          (451,083)
                                                                         ------------          -----------        -----------

CAPITAL SHARE TRANSACTIONS: (NOTE 3)
   Net increase (decrease) in net assets resulting from
   capital share transactions                                                (236,542)             180,048            159,542
                                                                         ------------          -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    64,087,180           (1,265,289)        12,879,260

NET ASSETS:
   Beginning of period                                                     98,976,559           13,131,403          9,055,673
                                                                         ------------          -----------        -----------
   End of period                                                         $163,063,739          $11,866,114        $21,934,933
                                                                         ------------          -----------        -----------
                                                                         ------------          -----------        -----------

FOR THE FISCAL YEAR ENDED JUNE 30, 1999
                                                                          PENNSYLVANIA      SELECT BANKING AND     YEAR 2000
                                                                          GROWTH FUND       FINANCE FUND*<F10>        FUND
                                                                          ------------      ------------------     ---------
OPERATIONS:
   Net investment loss                                                   $   (115,062)         $    (6,340)       $  (199,124)
   Net realized gain (loss):
        Long transactions                                                   1,882,775            1,155,621            (63,236)
        Short transactions                                                         --               78,861             85,575
        Option contracts expired or closed                                         --              (51,020)           (74,901)
   Change in unrealized appreciation/depreciation on:
        Investments                                                       (15,945,518)          (2,201,340)            93,933
        Short positions                                                            --               29,325            (64,759)
                                                                         ------------          -----------        -----------
               NET DECREASE IN NET ASSETS
               RESULTING FROM OPERATIONS                                  (14,177,805)            (994,893)          (222,512)
                                                                         ------------          -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gain from investment transactions                          (1,454,374)                  --                 --
                                                                         ------------          -----------        -----------
CAPITAL SHARE TRANSACTIONS: (NOTE 3)
   Net decrease in net assets resulting from
   capital share transactions                                             (20,828,165)          (3,299,623)        (1,695,251)
                                                                         ------------          -----------        -----------
TOTAL DECREASE IN NET ASSETS                                              (36,460,344)          (4,294,516)        (1,917,763)

NET ASSETS:
   Beginning of period                                                    135,436,903           17,425,919         10,973,436
                                                                         ------------          -----------        -----------
   End of period                                                         $ 98,976,559          $13,131,403        $ 9,055,673
                                                                         ------------          -----------        -----------
                                                                         ------------          -----------        -----------

*<F10>   Prior to October 30, 1998 was known as the Select Opportunities Fund.

See accompanying Notes to Financial Statements

THE HOMESTATE GROUP

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
PENNSYLVANIA GROWTH FUND**<F12>

                                                                                         PERIODS ENDED
                                                             ---------------------------------------------------------------------
                                                             12/31/99     6/30/99     6/30/98      6/30/97     6/30/96      6/30/95
                                                             --------     -------     -------      -------     -------      -------
                                                            (UNAUDITED)

Net asset value at beginning of period                        $11.70      $13.03      $10.78       $10.63      $ 7.84       $ 6.19
                                                              ------      ------      ------       ------      ------       ------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------
Net investment loss                                            (0.05)1     (0.01)1     (0.05)1      (0.03)      (0.04)       (0.01)
                                                                   <F14>       <F14>       <F14>
Net realized and unrealized gain (loss) on investments          9.13       (1.18)       2.70         0.89        3.09         1.77
                                                              ------      ------      ------       ------      ------       ------
          Total from investment operations                      9.08       (1.19)       2.65         0.86        3.05         1.76
                                                              ------      ------      ------       ------      ------       ------
LESS DISTRIBUTIONS
-------------------
Distributions from net realized gains                          (1.06)      (0.14)      (0.40)       (0.71)      (0.26)       (0.11)
                                                              ------      ------      ------       ------      ------       ------
Net asset value at end of period                              $19.72      $11.70      $13.03       $10.78      $10.63       $ 7.84
                                                              ------      ------      ------       ------      ------       ------
                                                              ------      ------      ------       ------      ------       ------
Total return*<F11>                                            79.40%3    (9.24)%      25.04%        9.56%      39.94%       28.96%
                                                                  <F16>

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                    $163,064     $98,977    $135,437      $89,577     $55,828      $20,388
Ratio of expenses to average net assets before
   reimbursement by Adviser                                    1.50%***    1.56%       1.49%        1.77%       1.85%        2.00%
                                                                   <F13>
Ratio of expenses to average net assets after
   reimbursement by Adviser                                       na2         na2         na2          na2         na2       1.91%
                                                                  <F15>       <F15>       <F15>        <F15>       <F15>
Ratio of net investment loss to average net
  assets before reimbursement by Adviser                     (0.65)%***  (0.11)%     (0.45)%      (0.39)%     (0.58)%      (0.20)%
                                                                   <F13>
Ratio of net investment loss to average
   net assets after reimbursement by Adviser                      na2         na2         na2          na2         na2     (0.10)%
                                                                  <F15>       <F15>       <F15>        <F15>       <F15>
Portfolio turnover rate                                          55%         88%          51%         50%          66%         51%

 *<F11>   Total return does not reflect 4.75% maximum sales charge.
**<F12> The per share data reflects 2 for 1 stock split which occurred December 29, 1997.
***<F13>  Annualized.
 1<F14> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
 2<F15>   Not applicable: no reimbursements were made by the Adviser.
 3<F16>   Not annualized.

See accompanying Notes to Financial Statements

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
SELECT BANKING AND FINANCE FUND

                                                                                              PERIODS ENDED
                                                                        --------------------------------------------------------
                                                                        12/31/99         6/30/99       6/30/98     6/30/97+<F17>
                                                                        --------         -------       -------     -------------
                                                                       (UNAUDITED)

Net asset value at beginning of period                                   $13.36          $13.42        $11.70         $10.00
                                                                         ------          ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------
Net investment income (loss)                                               0.03           (0.01)1<F21>  (0.20)1<F21>   (0.03)
Net realized and unrealized gain (loss) on investments                    (1.48)          (0.05)         2.46           1.73
                                                                         ------          ------        ------         ------
          Total from investment operations                                (1.45)          (0.06)         2.26           1.70
                                                                         ------          ------        ------         ------
LESS DISTRIBUTIONS
-------------------
Dividends from net investment income                                      (0.03)             --            --             --
Dividends in excess of net investment income                              (0.01)             --            --             --
Distributions from net realized gains                                        --              --         (0.54)            --
                                                                         ------          ------        ------         ------
                                                                          (0.04)             --         (0.54)            --
                                                                         ------          ------        ------         ------
Net asset value at end of period                                         $11.87          $13.36        $13.42         $11.70
                                                                         ------          ------        ------         ------
                                                                         ------          ------        ------         ------
Total return**<F19>                                                    (10.88)%***      (0.45)%        19.56%         17.00%***
                                                                              <F20>                                        <F20>
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                                $11,866         $13,131       $17,426         $5,628
Ratio of operating expenses to average net assets
   before reimbursement by Adviser and waivers                            2.61%*<F18>     2.60%         2.59%          8.10%*<F18>
Ratio of operating expenses to average net assets
   after reimbursement by Adviser and waivers2<F22>                       2.35%*<F18>     2.35%         2.35%          2.35%*<F18>
Ratio of dividends on short positions to average net assets                  --              --         0.02%             --
Ratio of net investment income (loss) to average net assets
   before reimbursement by Adviser and waivers                            0.17%*<F18>   (0.31)%       (1.99)%        (6.85)%*<F18>
Ratio of net investment income (loss) to average net assets
   after reimbursement by Adviser and waivers                             0.43%*<F18>   (0.05)%       (1.75)%        (1.10)%*<F18>
Portfolio turnover rate                                                     25%            158%          115%            59%

 +<F17>   From commencement of operations: February 18, 1997.
 *<F18>   Annualized.
**<F19>   Total return does not reflect 4.75% maximum sales charge.
***<F20>  Not annualized.
 1<F21> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
 2<F22>   The operating expense ratio excludes dividends on short positions.
          The ratio including dividends on short positions for the periods ended December 31, 1999, June 30, 1999, 1998 and 1997 were 2.35%, 2.35%,
          2.37% and 2.35%, respectively.

See accompanying Notes to Financial Statements

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
YEAR 2000 FUND

                                                                                            PERIODS ENDED
                                                                         ---------------------------------------------------
                                                                         12/31/99             6/30/99          6/30/98+<F23>
                                                                         --------             -------          -------------
                                                                        (UNAUDITED)

Net asset value at beginning of period                                    $12.17              $12.09              $10.00
                                                                          ------              ------              ------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------
Net investment loss1<F27>                                                  (0.22)              (0.22)              (0.16)
Net realized and unrealized gain on investments                            19.08                0.30                2.25
                                                                          ------              ------              ------
          Total from investment operations                                 18.86                0.08                2.09
                                                                          ------              ------              ------
LESS DISTRIBUTIONS
-------------------
Distributions from net realized gains                                      (0.65)                 --                  --
                                                                          ------              ------              ------
Net asset value at end of period                                          $30.38              $12.17              $12.09
                                                                          ------              ------              ------
                                                                          ------              ------              ------
Total return**<F25>                                                      155.59%***<F26>       0.66%              20.90%***<F26>

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                                 $21,935              $9,056             $10,973
Ratio of operating expenses to average net assets before reimbursement
   by Adviser and waivers                                                  2.77%*<F24>         3.01%               5.29%*<F24>
Ratio of operating expenses to average net assets after reimbursement
   by Adviser and waivers2<F28>                                               na3<F29>         2.90%               2.90%*<F24>
Ratio of dividends on short positions to average net assets                0.04%*<F24>         0.04%               0.03%*<F24>
Ratio of net investment loss to average net assets before reimbursement
   by Adviser and waivers                                                (2.50)%*<F24>       (2.27)%             (4.56)%*<F24>
Ratio of net investment loss to average net assets after reimbursement
   by Adviser and waivers                                                     na3<F29>       (2.16)%             (2.17)%*<F24>
Portfolio turnover rate                                                      99%                200%                 44%

 +<F23>   From commencement of operations: October 31, 1997.
 *<F24>   Annualized.
**<F25>   Total return does not reflect 2.90% maximum sales charge.
***<F26>  Not annualized.
 1<F27> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
 2<F28>   The operating expense ratio excludes dividends on short positions.
          The ratio including dividends on short positions for the periods ended December 31, 1999, June 30, 1999 and 1998 were 2.81%, 2.94% and
          2.93%, respectively.
 3<F29>   Not applicable:  no reimbursements were made by the Adviser.

See accompanying Notes to Financial Statements

THE HOMESTATE GROUP
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                    DECEMBER 31, 1999

NOTE 1 -- DESCRIPTION OF FUNDS

  The HomeState Group (the "Trust"), an open-end management company, was established as a Pennsylvania common law trust on August 26, 1992, and is registered under the Investment Company Act of 1940, as amended. The Trust has established three series: the HomeState Pennsylvania Growth Fund, the HomeState Select Banking and Finance Fund and the HomeState Year 2000 Fund (each a "Fund" and collectively, the "Funds"). The investment objectives of the HomeState Funds are set forth below.

  The HomeState Pennsylvania Growth Fund commenced operations on October 1, 1992. The investment objective of the Fund is long-term growth of capital through investments primarily in the common stock of companies with headquarters or significant operations in the Commonwealth of Pennsylvania. To pursue its objective, the Fund will invest at least 65% of its total assets in such companies. Consequently, the Fund may be subject to risk from economic changes and political developments occurring within Pennsylvania.

  The HomeState Select Banking and Finance Fund commenced operations on February 18, 1997. The investment objective of the Fund is long-term growth through capital appreciation. Income is a secondary objective. To pursue its objective, the Fund will invest at least 65% of its total assets in banking and financial services companies. Prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund and had a different investment objective.

  The Year 2000 Fund commenced operations on October 31, 1997. The investment objective of the Fund is long-term growth of capital by investing in equity securities of public companies which have stated, or been reported as possessing, an intention of developing or supporting marketable solutions to problems stemming from the susceptibility of various business and other computer application programs or systems to fail, or to produce inappropriate results, regarding data, calculations or other processing involving dates subsequent to December 31, 1999. To pursue its objective, the Fund will invest at least 65% of its total assets in such companies.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which were consistently followed by each Fund in the preparation of their financial statements.

  SECURITY VALUATION -- Investment securities traded on a national securities exchange are valued at the last reported sales price at 4:00 p.m. Eastern time, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing asked price and the closing bid price. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked price and the closing bid price is used. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are valued using methods which the Board of Trustees believe in good faith accurately reflects their fair value.

  INCOME RECOGNITION -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

  SECURITIES TRANSACTIONS -- Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined using the first in, first out (FIFO) cost method.

  DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records distributions to shareholders on the ex-dividend date. Net gains realized from securities transactions, if any, will normally be distributed to shareholders in July and December. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

  FEDERAL INCOME TAXES -- The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of its taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  CALL AND PUT OPTIONS -- The HomeState Select Banking and Finance Fund and the Year 2000 Fund may write and/or purchase exchange-traded call options and purchase exchange-traded put options on securities in the Fund. When the Funds write a call option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which the Funds have written either expires on its stipulated expiration date, or if the Funds enter into a closing purchase transaction, the Funds realize a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished. If a call option which the Funds have written is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of which are increased by the premium originally received. The Select Banking and Finance Fund did not write any call options for the period ended December 31, 1999. See Note 7 for options written by the Year 2000 Fund for the period ended December 31, 1999.

  The premium paid by the Funds for the purchase of a put option is recorded as an investment and subsequently marked to market to reflect the current market value of the option purchased. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds realize a loss in the amount of the cost of the option. If the Funds exercise a put option, they realize a gain or loss from the sale of the underlying security, the proceeds of which are decreased by the premium originally paid. The HomeState Select Banking and Finance Fund and the Year 2000 Fund limit the aggregate value of puts and call options to 5% and 25% of each Fund's net assets, respectively.

  SHORT SALES -- The HomeState Select Banking and Finance Fund and the Year 2000 Fund may sell securities short. Short sales are transactions in which the Funds sell a security they do not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer upon the short sales; the Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. The Funds will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Funds maintain the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Funds are liable for any dividends payable on securities while those securities are in a short position. The HomeState Select Banking and Finance Fund and the Year 2000 Fund limit the value of short positions to 5% and 25% of each Fund's net assets, respectively. At December 31, 1999, the Year 2000 Fund had 3.0% of its net assets in short positions.

NOTE 3 -- CAPITAL STOCK

  At December 31, 1999, each Fund had an authorized unlimited number of shares of beneficial interest with no par value.

  The following table summarizes the capital share transactions of each Fund:

  PENNSYLVANIA GROWTH FUND
                                                        FOR THE SIX MONTHS                        FOR THE YEAR
                                                     ENDED DECEMBER 31, 1999                  ENDED JUNE 30, 1999
                                                   ----------------------------          ------------------------------
                                                     SHARES            AMOUNT              SHARES              AMOUNT
                                                   ----------        ----------          ----------          ----------
  Sales                                              205,904        $  3,178,086           1,098,267        $ 12,032,229
  Reinvested distributions                           482,267           8,016,250             106,851           1,384,784
  Redemptions                                       (877,952)        (11,430,878)         (3,141,056)        (34,245,178)
                                                   ---------        ------------          ----------        ------------
  Net decrease                                      (189,781)       $   (236,542)         (1,935,938)       $(20,828,165)
                                                   ---------        ------------          ----------        ------------
                                                   ---------        ------------          ----------        ------------

  SHARES OUTSTANDING:
  Beginning of period                              8,457,754                              10,393,692
                                                   ---------                              ----------
  End of period                                    8,267,973                               8,457,754
                                                   ---------                              ----------
                                                   ---------                              ----------

  SELECT BANKING AND FINANCE FUND
                                                        FOR THE SIX MONTHS                        FOR THE YEAR
                                                     ENDED DECEMBER 31, 1999                  ENDED JUNE 30, 1999
                                                   ----------------------------          ------------------------------
                                                     SHARES            AMOUNT              SHARES              AMOUNT
                                                   ----------        ----------          ----------          ----------
  Sales                                              136,129        $  1,670,590             231,262         $ 2,587,041
  Reinvested distributions                             2,767              32,731                  --                  --
  Redemptions                                       (122,271)         (1,523,273)           (546,632)         (5,886,664)
                                                   ---------        ------------          ----------        ------------
  Net increase (decrease)                             16,625        $    180,048            (315,370)        $(3,299,623)
                                                   ---------        ------------          ----------        ------------
                                                   ---------        ------------          ----------        ------------

  SHARES OUTSTANDING:
  Beginning of period                                983,217                               1,298,587
                                                   ---------                              ----------
  End of period                                      999,842                                 983,217
                                                   ---------                              ----------
                                                   ---------                              ----------

  YEAR 2000 FUND
                                                        FOR THE SIX MONTHS                        FOR THE YEAR
                                                     ENDED DECEMBER 31, 1999                  ENDED JUNE 30, 1999
                                                   ----------------------------          ------------------------------
                                                     SHARES            AMOUNT              SHARES              AMOUNT
                                                   ----------        ----------          ----------          ----------
  Sales                                              282,197        $  5,940,019             372,656         $ 3,852,170
  Reinvested distributions                            15,715             426,362                  --                  --
  Redemptions                                       (319,642)         (6,206,839)           (536,825)         (5,547,421)
                                                   ---------        ------------          ----------        ------------
  Net increase (decrease)                            (21,730)       $    159,542            (164,169)        $(1,695,251)
                                                   ---------        ------------          ----------        ------------
                                                   ---------        ------------          ----------        ------------

  SHARES OUTSTANDING:
  Beginning of period                                743,796                                 907,965
                                                   ---------                              ----------
  End of period                                      722,066                                 743,796
                                                   ---------                              ----------
                                                   ---------                              ----------



NOTE 4 -- INVESTMENT TRANSACTIONS
  During the periods ended December 31, 1999, purchases and sales of investment securities (excluding securities sold short and short-term investments) were as follows:

                                                                    PENNSYLVANIA       SELECT BANKING        YEAR 2000
                                                                    GROWTH FUND       AND FINANCE FUND          FUND
                                                                    ------------      ----------------       ---------
  Purchases                                                          $60,935,091          $3,125,678         $11,863,775
  Sales                                                              $69,709,357          $2,985,372         $11,508,128

  The following balances for the Funds are as of December 31, 1999:
                                                                      NET TAX
                                                    COST FOR         UNREALIZED       TAX BASIS GROSS     TAX BASIS GROSS
                                                 FEDERAL INCOME     APPRECIATION         UNREALIZED          UNREALIZED
                                                  TAX PURPOSES     (DEPRECIATION)       APPRECIATION        DEPRECIATION
                                                ---------------    --------------      -------------       -------------
  Pennsylvania Growth Fund                       $91,576,266         $71,876,646         $76,203,066         $(4,326,420)
  Select Banking and Finance Fund                 12,453,418            (462,217)          1,192,159          (1,654,376)
  Year 2000 Fund                                  11,931,125          10,284,838          10,476,875            (192,037)

  At June 30, 1999, the HomeState Select Banking and Finance and Year 2000 Funds had accumulated net realized capital loss carryovers of $331,878 and $457,119, respectively, expiring in 2007. To the extent these Funds realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryover for the respective Funds. In addition, the HomeState Select Banking and Finance and Year 2000 Funds realized, on a tax basis, post-October losses through June 30, 1999 of $30,896 and $2,118, respectively, which are not recognized for tax purposes until the first day of the following fiscal year.

NOTE 5 -- EXPENSES AND TRANSACTIONS WITH AFFILIATED PARTIES

  Emerald Advisers, Inc. serves as the investment adviser (the "Adviser") to the Funds for which it receives investment advisory fees from each Fund. The fee for the HomeState Pennsylvania Growth Fund is based on average daily net assets at the annual rate of 0.75% on assets up to and including $250 million, 0.65% for assets in excess of $250 million up to and including $500 million, 0.55% for assets in excess of $500 million up to and including $750 million, and 0.45% for assets in excess of $750 million. The fee for the HomeState Select Banking and Finance Fund is based on average daily net assets at the annual rate of 1.00% on assets up to and including $100 million and 0.90% for assets in excess of $100 million. The fee for the Year 2000 Fund is based on average daily net assets at the annual rate of 1.00% on assets up to and including $100 million, 0.90% for assets in excess of $100 million. Under the terms of the investment advisory agreement which expires on December 31, 2000, Emerald Advisers, Inc. may also voluntarily reimburse the Funds for certain expenses. Through December 31, 1999, the Adviser has voluntarily agreed to waive its advisory fee and/or reimburse other expenses for the HomeState Select Banking and Finance Fund and the Year 2000 Fund to the extent that the Fund's total operating expenses exceeds 2.35% and 2.90% of the average daily net assets of the Funds, respectively.

  The following table summarizes the advisory fees and expense waivers/reimbursements for the period ended December 31, 1999.

                                                    GROSS         ADVISORY FEE
                                                   ADVISORY          WAIVED
                                                   --------       ------------
  Pennsylvania Growth Fund ............            $431,188          $    --
  Select Banking and Finance Fund  ....              60,950           15,783
  Year 2000 Fund  .....................              60,392               --

NOTE 6 -- OTHER AGREEMENTS

  Rafferty Capital Markets, Inc. (the Distributor), is the sole distributor of the Trust shares pursuant to a Distribution Agreement with each Fund. Each Fund has adopted a distribution services plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The Plan allows each Fund to reimburse the Distributor for a portion of the costs incurred in distributing each Fund's shares, including amounts paid to brokers or dealers, at an annual rate not to exceed 0.35% of the HomeState Pennsylvania Growth and Select Banking and Finance Funds' average daily net assets and not to exceed 0.70% of the Year 2000 Fund. During the period ended December 31, 1999, the HomeState Pennsylvania Growth Fund, Select Banking and Finance Fund and Year 2000 Fund incurred expenses of $201,221, $21,333 and $42,275, respectively, pursuant to the Plan.

  Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Funds. Firstar Bank, N.A. serves as custodian for the Funds.

  The Funds' Declaration of Trust provides that each Trustee affiliated with the Funds' Adviser shall serve without compensation and each Trustee who is not so affiliated shall receive fees from each Fund and expense reimbursements for each Trustees meeting attended. A member of the Fund's Board of Trustees who is not affiliated with the Adviser is employed as a practicing attorney and is a partner in the law firm of Duane, Morris & Heckscher, the Fund's legal counsel. Legal fees aggregating $14,888, $4,822 and $1,596 were incurred by the HomeState Pennsylvania Growth Fund, the HomeState Select Banking and Finance Fund and the Year 2000 Fund, respectively, to Duane, Morris & Heckscher during the period ended December 31, 1999.

NOTE 7 -- OPTION CONTRACTS WRITTEN

  The premium amount and the number of option contracts written by the Year 2000 Fund during the six months ended December 31, 1999, were as follows:

                                          PREMIUM AMOUNT   NUMBER OF CONTRACTS
                                          --------------   -------------------
  Options outstanding at June 30, 1999       $     0                   0
  Options written                              9,440                  20
  Options closed                              (9,440)                (20)
  Options exercised                                0                   0
  Options expired                                  0                   0
                                             -------                ----
  Options outstanding at December 31, 1999   $     0                   0
                                             -------                ----
                                             -------                ----

NOTE 8 -- PROXY RESULTS - HOMESTATE YEAR 2000 FUND

  Following are results from the shareholder vote taken on October 15, 1999 to change the investment objective and name of the HomeState Year 2000 Fund.

  1. To change the Fund's investment objective to invest primarily in companies principally engaged in the technology sector and to change a fundamental restriction of the Fund to invest no more than 25% of total assets in one industry, except that the Fund will invest not less 25% of its total assets in companies engaged in the technology sector under normal conditions.

                                    NUMBER OF   % OF OUTSTANDING   % OF SHARES
                                      SHARES         SHARES           VOTED
                                    ---------   ----------------   -----------
       Affirmative                 341,635.429       52.120%         94.207%
       Against                      13,015.285        1.986%          3.589%
       Abstain                       7,991.671        1.219%          2.204%
                                   -----------       -------        --------
       TOTAL                       362,642.385       55.325%        100.000%

  2.   To change the name of the Fund to "HomeState Select Technology Fund".

       Affirmative                 336,873.509       51.393%         92.894%
       Against                      12,823.868        1.957%          3.536%
       Abstain                      12,945.008        1.975%          3.570%
                                   -----------       -------        --------
       TOTAL                       362,642.385       55.325%        100.000%

                              THE HOME STATE GROUP

                               INVESTMENT ADVISER
                               ------------------
                             EMERALD ADVISERS, INC.
                                 LANCASTER, PA

                                  DISTRIBUTOR
                                  -----------
                         RAFFERTY CAPITAL MARKETS, INC.
                                WHITE PLAINS, NY

                               ADMINISTRATOR AND
                                 TRANSFER AGENT
                                 --------------
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                                 MILWAUKEE, WI

                                   CUSTODIAN
                                   ---------
                               FIRSTAR BANK, N.A.
                                 MILWAUKEE, WI

                            INDEPENDENT ACCOUNTANTS
                            -----------------------
                           PRICEWATERHOUSECOOPERS LLP
                                 MILWAUKEE, WI

                                 LEGAL COUNSEL
                                 -------------
                           DUANE, MORRIS & HECKSCHER
                                 HARRISBURG, PA

                               BOARD OF TRUSTEES
                               -----------------
                                 BRUCE E. BOWEN
                            KENNETH G. MERTZ II, CFA
                             SCOTT C. PENWELL, ESQ.
                                 SCOTT L. REHR
                                H.J. ZOFFER, PHD

                                FUND MANAGEMENT
                                ---------------
                             EMERALD ADVISERS, INC.
                             1857 WILLIAM PENN WAY
                                 P.O. BOX 10666
                              LANCASTER, PA 17605

                              SHAREHOLDER SERVICES
                              --------------------
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                                  P.O. BOX 701
                            MILWAUKEE, WI 53210-0701

                               TELEPHONE NUMBERS
                               -----------------
          THE FUND                                      (800) 232-0224
          MARKETING / BROKER SERVICES                  (800) 232-OK-PA
          SHAREHOLDER SERVICES                          (800) 232-0224

                          24 HOUR PRICING INFORMATION
                          ---------------------------
                                 1-800-232-0224

   This report is for the general information of Fund shareholders.  For more detailed information about the Fund, please consult a copy of the Fund's current prospectus. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a copy of the current prospectus.

02/00